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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934




                         April 9, 1999
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               (Date of earliest event reported)



                     Trans World Gaming Corp.
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     (Exact name of registrant as specified in its charter)


          Nevada                       0-25244              13-3738518
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(State or other jurisdiction   (Commission File Number)  (IRS Employer
of incorporation)                                         Identification No.)


One Penn Plaza, Suite 1503 New York, New York           10119-0002
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 (Address of principal executive offices)               (Zip Code)


                         (212) 563-3355
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      (Registrant's telephone number, including area code)


                         Not Applicable
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  (Former name, former address and former fiscal year, if changed since last report)




                        Page 1 of 2 Pages
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ITEM 5.  Other Events
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    On March 29, 1999, the Registrant filed a Form 12b-25 with respect to its
Form 10-KSB for the year ended December 31, 1998 pursuant to which the Registrant stated that, due to the difficulties experienced in connection with engaging a new independent accountant, it would not be able to timely file its Form 10-KSB on March 31, 1999.

    Based on the accountant's late start and the complexity involved with auditing the Registrant's operations in the U.S., the Czech Republic and Spain, the Registrant currently believes that it will be able to file its Form 10-KSB on or before June 1, 1999. In addition, the Registrant currently believes that it will be unable to timely file its Form 10-QSB for the three months ended March 31, 1999 for the same reasons. The Registrant intends to file a Form 12b-25 with the Securities and Exchange Commission on or prior to May 15, 1999 with respect to the said Form 10-QSB. The Registrant currently expects to be able to file its Form 10-QSB for the three months ended March 31, 1999 within fifteen days after the filing of its Form 10-KSB.

                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the under-signed thereunto duly authorized.

                        TRANS WORLD GAMING CORP.



Date: April 9, 1999               By:  /s/ Dominick J. Valenzano
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                                       Dominick J. Valenzano
                                       Chief Financial Officer

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